Trade and Other Payables	12 Months Ended
Dec. 31, 2025
Trade and other current payables [abstract]
Trade and Other Payables
Note 15 – Trade and Other Payables

	As at December 31,
	2025	2024
	$ Thousands

Trade Payables	126,781	58,293
Accrued expenses and other payables	4,610	5,673
Government institutions	13,728	4,945
Employees and payroll institutions	18,119	17,354
Interest payable	7,346	5,362
Others	74,473	2,364
	245,057	93,991

Included in “Others” is $69 million relating to an allocation of 6.5% profit participation rights to select employees and managers as part of a long-term compensation plan of CPV Group. The entire plan vested in January 2026 (at the end of five years from CPV Group’s acquisition date), and approximately $70 million is expected to be paid to the CPV Group’s employees and executives at the end of the first quarter of 2026.